UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-41495	87-0613716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (614) 388-8908

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INLX	NYSE American

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2024, Intellinetics, Inc. (the “Company”) entered into an Amendment to all of its 12% Subordinated Promissory Notes, dated April 1, 2022 (the “Notes”) with certain accredited investors. The Amendment allows individual Note holders to elect to extend the Maturity Dates of their respective Notes from March 30, 2025 to December 31, 2025.

Item 5.02 Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 2, 2024, Intellinetics, Inc. (the “Company”) shall award the following grants of restricted stock awards to certain executive officers of the Company:

Name	Title	Restricted Stock Award
James F. DeSocio	President and Chief Executive Officer	30,000
Matthew L. Chretien	Secretary and Chief Strategy Officer	25,000
Joseph D. Spain	Treasurer and Chief Financial Officer	25,000

The restricted stock was issued in accordance with the terms and conditions of the 2015 Intellinetics Inc. Equity Incentive Plan. One-third of the restricted stock shall vest upon grant; one-third upon the first anniversary of grant; and the remainder upon the second anniversary of grant.

On March 19, 2024, the Company’s Board Compensation Committee approved a base salary merit increase for James F. DeSocio to $355,000; Joseph D. Spain, to $240,000; and Matthew Chretien to $212,000, retroactive to January 1, 2024. Finally, severance terms were extended for James F. DeSocio and Joseph D. Spain to the following: 1) one year’s base salary upon a change of control, and 2) six months’ base salary upon any other termination by the Company without cause or by the employee for good reason.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1	Amendment to 12% Subordinated Promissory Notes
10.2	Restricted Stock Award Agreement pursuant to the 2015 Intellinetics Inc. Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ James F. DeSocio
James F. DeSocio
President and Chief Executive Officer

Dated: March 19, 2024